Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
11.	Income Taxes
The Company recorded income tax expense of $0.1 million and $0.2 million for the three and nine months ended September 30, 2024, respectively, representing effective tax rates of (0.8%) and (3.9%), respectively. The Company recorded income tax expense for the three and nine months ended September 30, 2023 of less than $0.1 million and $0.1 million, respectively, representing effective tax rates of (0.2%) and (0.1%), respectively. The tax expense recorded relates to the earnings of the Company’s profitable foreign subsidiaries.
As of September 30, 2024 and 2023, the Company maintained a full valuation allowance against its net deferred tax assets as the Company has incurred significant operating losses since inception and has concluded that its net deferred tax asset is not more-likely-than-not
realizable.
As of September 30, 2024 and 2023, the Company has not recorded tax reserves for any uncertain tax provisions.

11.	Income Taxes
The components of net loss before income taxes are as follows (in thousands):

	Year Ended December 31,
	2023	2022
U.S.	$(81,259)	$(38,267)
Foreign	916	666

Loss before income taxes	$(80,343)	$(37,601)

The reconciliation between the effective tax rate and the statutory federal income tax rate for the years ended
D
e
c
e
m
b
e
r
 31, 2023 and 2022 is as follows:

	Year Ended December 31,
	2023	2022
U.S. statutory federal income tax rate	21.0%	21.0%
State income taxes, net of federal income tax benefit	7.1%	6.9%
Change in fair value of financial instruments	3.0%	0.0%
Tax credits	0.4%	1.0%
Valuation allowance	(30.5)%	(29.0)%
Non-deductible expenses	(0.9)%	0.0%
Other	(0.4)%	(0.2)%

Effective tax rate	(0.3)%	(0.3)%

Significant components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2023	2022
U.S. federal and state net operating loss carryforwards	$36,092	$25,051
Capitalized start-up and research and development expenses	10,868	5,377
Research and development tax credits	2,275	1,780
Interest expense	3,918	—
Lease liability	659	838
Depreciation	203	236
Bad debt reserve	3,461	—
Other temporary differences	2,145	994

Total deferred tax assets	59,621	34,276

Valuation allowance	(57,985)	(33,484)
Net deferred tax assets	1,636	792
Right of use asset	(623)	(792)
Other deferred tax liability	(1,013)	—

Total deferred tax liabilities	(1,636)	(792)

Net deferred tax asset	$—	$—

The Com
pany recorded income tax expense of $
0.3
 million during the year ended December 31, 2023 due to foreign operating income. The Company recorded $
0.1
 million of income tax expense during the year ended December 31, 2022. The Company maintains a valuation allowance for the full amount of the net United States deferred tax assets, as the realization of the deferred tax assets is not determined to be more likely than not. The valuation allowance increased for the years ended December 31, 2023 and 2022 by approximately $
24.5
 million and $
10.9
 million, respectively, due to an increase in deferred tax assets having a full valuation allowance primarily due to the operating losses incurred, capitalized research and development expenses and tax credits generated.
As of December 31, 2023, the Company had $132.2 million and $131.7 million of federal and state NOL carryforwards, respectively. Of the federal NOL carryforwards, $12.8 million expire between 2030 and 2037 and $119.5 million do not expire. The state NOL carryforwards expire between 2030 and 2042. As of December 31, 2023, the Company had $1.5 million and $0.9 million of federal and state research and development tax credits, which expire beginning in 2031 and 2028, respectively.

Changes to the Company’s valuation allowance are as follows (in thousands):

	Year Ended December 31,
	2023	2022
Beginning balances	$33,484	$22,579
Additions charged to net loss	24,501	10,905

Ending balances	$57,985	$33,484

Realization of the future tax benefits from these assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership, including a sale of the Company or significant changes in ownership due to sales of equity, may have limited, or may limit in the future, the amount of net operating loss and research and development credit carryforwards that could be used annually to offset future taxable income. The Company has not completed a study to assess whether a change of control has occurred or whether there have been multiple changes of control since the Company’s formation due to the significant complexity and cost associated with such study and because there could be additional changes in control in the future. As a result, the Company is not able to estimate the effect of the change in control, if any, on the Company’s ability to utilize net operating loss and research and development credit carryforwards in the future.
The Company is subject to US federal income tax, state income tax in Massachusetts, and income tax in certain foreign jurisdictions. The Company’s historical income taxes in foreign jurisdictions have been immaterial to the consolidated financial statements. The Company is not currently under examination by the Internal Revenue Service (“IRS”) or any other jurisdictions for any tax years; however, all tax years since inception remain open to examination by the major taxing jurisdictions to which the Company is subject, as carryforward attributes generated in years past may still be adjusted upon examination by the U.S. IRS or other authorities if they have, or will be, used in a future period.
As of December 31, 2023 and 2022, the unremitted earnings of the Company’s foreign subsidiaries are immaterial.
Interpretive guidance on the accounting for global intangible low-taxed
income (“GILTI”) states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or provide for the tax expense related to GILTI in the year the tax is incurred as a period expense. The Company made the accounting policy election to recognize GILTI as a period expense.
As
of December 31, 2023 and 2022, the Company has not recorded a tax liability for any uncertain tax positions. Interest and penalties associated with uncertain tax positions are recorded as a component of income tax expense. There are no accrued interest and penalties as of December 31, 2023 and 2022.